SUPPLEMENT TO THE FIDELITY ASSET MANAGER:
INCOME
SM
FIDELITY ASSET MANAGER(Registered trademark)
FIDELITY ASSET MANAGER: GROWTH
SM
NOVEMBER 28, 1997
STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND ON PAGE 19 IN THE "PERFORMANCE" SECTION.
The following table represents the comparative indices calendar year-to-year performance:
             LEHMAN BROTHERS   LEHMAN BROTHERS   S&P 500
             3-MONTH           TREASURY
             TREASURY BILL     BOND INDEX
             INDEX

   1996          5.39%             2.70%             22.96%

   1995          6.09              18.35             37.58

   1994          4.26              -3.38             1.32

   1993          3.20              10.68             10.08

   1992          2.92              7.21              7.62

   1991          6.22              15.29             30.47

   1990          8.21              8.54              -3.10

   1989          8.74              14.38             31.69

   1988          6.40              6.99              16.61

   1987          5.93              2.00              5.10

   1986          6.57              15.61             18.56

PERFORMANCE COMPARISONS. The Asset Allocation Composite Indices are hypothetical representations of the performance of the funds' three asset classes according to their respective weighting in each fund's neutral mix. The weightings are rebalanced monthly. For periods after January 1, 1997, the Conservative Asset Allocation Composite Index represents Asset Manager: Income's three asset classes according to their respective weighting in the fund's neutral mix (30% - short-term/money market; 50% - bonds; and 20% stocks), the Asset Allocation Composite Index represents Asset Manager's three asset classes according to their respective weighting in the fund's neutral mix (10% - short-term/money market; 40% - bonds; and 50% stocks), and the Aggressive Asset Allocation Composite Index represents Asset
Manager: Growth's three asset classes according to their respective weighting in the fund's neutral mix (5% - short-term/money market; 25%
- bonds; and 70% stocks). The following indices are used to calculate the three asset allocation composite indices: the Lehman Brothers 3-month Treasury Bill Index, representing the average of T-Bill rates for each of the prior three months, adjusted to a bond equivalent yield basis (short-term and money market instruments); the Lehman Brothers Aggregate Bond Index, a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgaged-backed securities with maturities of at least one year; and the S&P 500, a widely recognized, unmanaged index of common stocks. For periods prior to January 1, 1997, the Conservative Asset Allocation Composite Index represented Asset Manager: Income's three asset classes according to their respective weighting in the fund's neutral mix (50% - short-term instruments; 30% - bonds; and 20% stocks) during that period of time; for periods between June 1, 1992 and January 1, 1997, the Asset Allocation Composite Index represented Asset Manager's three asset classes according to their respective weighting in the fund's neutral mix (20% - short-term instruments; 40% - bonds; and 40% stocks) during that period of time; and for periods prior to January 1, 1997, the Aggressive Asset Allocation Composite Index represented Asset Manager:
Growth's three asset classes according to their respective weighting in the fund's neutral mix (5% - short-term instruments; 30% - bonds; and 65% stocks) during that period of time. The following indices are used to calculate the three asset allocation composite indices during that period of time: the Lehman Brothers 3-month Treasury Bill Index; the Lehman Brothers Treasury Bond Index, a widely utilized benchmark of bond market performance that includes virtually all long-term public obligations of the U.S. Treasury (bonds): and the S&P 500. For periods prior to June 1, 1992, the Asset Allocation Composite Index represented Asset Manager's three asset classes according to their respective weighting in the fund's neutral mix (30% - money market instruments; 40% - bonds; and 30% stocks) during that period of time. The following indices are used to calculate the three asset allocation composite indices during that period of time: the Lehman Brothers 3-month Treasury Bill Index; the Lehman Brothers Treasury Bond Index; and the S&P 500.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR ASSET
MANAGER: INCOME FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 2.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR ASSET MANAGER FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 3.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR ASSET
MANAGER: GROWTH FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 4.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "DISTRIBUTION AND SERVICE PLANS" SECTION ON PAGE 31.
Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, each Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for each fund's shares.